UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2007

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Maryland                  001-33713                  260706826
  ---------------------------   ---------------------     ---------------------
(State or Other Jurisdiction)   (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)


5000 Brittonfield Parkway, East Syracuse, New York                13057
--------------------------------------------------                -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (315) 433-0111
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

            On September 27, 2007, Beacon Federal Bancorp, Inc. (the "Company") issued a press release announcing that it has received regulatory approval to consummate its conversion and stock offering. A copy of the press release dated September 27, 2007, giving details of the closing of the conversion and stock offering, is attached as Exhibit 99.1 to this report.



Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

  (a) Financial Statements of Businesses Acquired. Not applicable.
  (b) Pro Forma Financial Information. Not applicable.
  (c) Shell Company Transactions. Not applicable.
  (d) Exhibits.

           Exhibit No.         Description
           -----------         -----------

              99.1             Press release issued by the Company on
                               September 27, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BEACON FEDERAL BANCORP, INC.



DATE:  October 2, 2007                By: /s/ Ross J. Prossner
                                          --------------------
                                          Ross J. Prossner
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

        Exhibit No.               Description
        -----------               -----------

          99.1                    Press release dated September 27, 2007